Exhibit 99.1

Investor Meetings

August 29, 2013

Cross WindsREnergy Park Consumers Smart Energy Program

Gas Combined Cycle Plant

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings . Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “ RISK FACTORS ” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2012 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company’s reported earnings in future periods. Because the company is not able to estimate the impact of these matters, the company is not providing a reconciliation to the comparable future period reported earnings .

CMS Business Model . . . .

EPSa Results

11th year of top performance

7%

$1.55 5% Needed investment:

Consistent financial $1.45 Customer driven performance $1.36

Ten- year visibility

$1.26

Constructive regulation

$1.21 Fair and timely

regulation Self-funded

$1.08

$0.96 Utility Customer Consistent high growth:

$0.90 investment value EPS & dividend

Operating cash flow

$0.84 $0.81 Safe, excellent operations

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Future

a

Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

b

$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . . has allowed CMS to execute its strategy and deliver “Best in Class” results.

CMS Manages its Work . . . .

2012 2013

Adjusted EPS Adjusted EPS Reinvestment (non-GAAP ) (non-GAAP )

First Half Second Half Reliability complete 6¢

Gas case deferred 3 +13¢ +14¢ 9Reliability & other 5 Total Reinvestment 14¢

+7¢ Hot

Electric Weather

Summer

Guidance Gas Weather

$1.52 to $1.55 $1.55 Warm

Winter Better Than Plan

Sales 4¢

Health care 2

Financing & other 1 Net Benefits 7¢

-13¢

. . . . delivering the high side of performance for customers and owners.

Michigan’s Constructive Regulation . . . .

New Commissioner Commission

Previous Experience

Public Sector Consultants

Provided support for 2008 energy law

Provided research for Appendix A

Michigan Public Service Commission

Michigan Department p of

Environmental Quality John Quackenbush (R), Chairman

Public Utility Commission of Texas Term Ends: July 2, 2017

Education

BS - Michigan State University

MPA - University of Texas-Austin

Sally Talberg (I) Greg White (I) Term Ends: July 2, 2019 Term Ends: July 2, 2015

. . . . strong law on the books supported by a quality commission.

2008 Law . .. . .

Progress Ahead of Plan

Energy Efficiency 2008 2015

Goal Electric 4.1% 5.5%

Gas 3.3% 3.85%

Renewable Energy 8% 10%

. . . . . established Michigan’s energy priorities.

2008 Law . .. . .

Regulatory Lag Authorized ROE

Months (Months to Order) (CMS vs. Peers)

12 10.8%

10 Peers Consumers

10.6 Energy

Small Michigan Premium Electric

8

10.4

Michigan

File-and-implement 6 months 10.2

4

10 2

Peers

2008 2009 2010 2011 2012 2013 2008 2009 2010 2011 2012 2013

Source: SNL RRA, 2013 YTD, Electric lag and ROE

. . . . provided fair and timely regulation.

Trend of O&M Cost Savings . . . .

Percent Change 25%

0

Inflation

-21% Cost

Reductions

Prior Plan

-9%

Accelerated Cost Reductions -6%

New Plan

-15%

-25%

2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Lines smoothed for illustrative purposes

. . . . . accelerated; funding investment and reducing risk.

Strong Customer Focus – Cost Control . . . .

Average O&M Annual Change Examples of Cost Reductions

7% Amount Avg. Past (annual average) (mils)

Utilities

Western coal $250

2% Inflation 2% Workforce restructuring 70 Avg. -8% -3% and benefit plans

Utilities

SAP 40 Consumers Productivity 50

-2% -1% 0.5%

Reinvested

Future (est. annual average)

-6%

Classic 7 mothballed $20

Productivity 10

Benefit plans 30

Consumers Smart Energy 10

2006-2012 2012 2013E 2013-2017E

Annual Average 2012 Base Total Future Savings $70

. . . . holds down rates and helps fund better system reliability .

Strong Customer Focus – Cost Control . . . .

Average O&M Annual Change Examples of Cost Reductions

7% Annual Avg. Future (mils) Utilities Classic 7 mothballed $20 Inflation 2% Productivity 10

2% Benefit plans 30

Avg . -10% -4%

Utilities Consumers Smart Energy 10

Consumers

-2% 0.5%

-2% Additional cost controls

Reinvested

Retiree health care $50

-6%

Tax benefits (COR) 70

Cross Winds® (PTC) 10 -8% Low cost financing 8

2006-2012 2012 2013E 2013-2017E Annual Reductions $208 Annual Average 2012 Base

. . . . has been enhanced and accelerated.

New Cost Savings . . . .

Gas Rate Case Avoided a Electric Rate Case Avoided a

$100 Benefits

$49 Tax

Benefits

Tax/Other

Cross WindsR

$0

2013 2014 2014

a Until 2015 test year

. . . . fund elimination of next gas and electric cases!

Rate Case Elimination . . . .

2013 2014 2015 2016 ELECTRIC Avoid

File rate annual case On Track

Gas Plant New Michigan

CON filed July 12 Energy Policy Securitization Air Permit approved July 26

Tax CON

Case Tax Accounting Request filed August 2 GAS Securitization filing

File annual Avoid September rate case

Base Ratesa No Increase < Inflation ROE 10.3% 10.3% 10.3%

EPS 5% - 7% 5% - 7% 5% - 7% 5% -5% 7%- 7% 2013 2014 2015 2016

a Includes surcharges

. . . . underway .

Enhanced Near-Term Strategy . . . .

Prior New

Rate case filings Annual Avoid until 2015 (test year)

Lowers

ROE Subject to review 10.3% into 2015 Risk Customer base rate increases < 2% 0% thru 2014, < 2% after

Helps

Investment (2013-17 ) $7 billion $7 billion Customers

(“Free” 700 MW GCC)

O&M costs (2013-17 ) -1% -2%

Sustains

EPS, OCF & dividend growth 5% - 7% 5% - 7% Growth . . . . . allows CMS to deliver even more benefits to customers and shareowners.

Michigan Economy Performance . . . .

Gross Domestic Product – 2010 through 2012

WA 5th

MT ND

8.1 31.0 Best 6.7 MN

8.2 ME

SD 11%

OR WI 2.7 ID 4.7

13.8 VT NH

2.1 WY 5.9

MI NY 8.2 IA 6.1

(3.5) NE 6.6 MA

11.0 6.6

7.4 7.9 IL PA

NV RI 5.9 IN OH CT

UT CO 5.9 NJ

2.9 KS 2.4

12.3 7.3 1.0 8.7 6.2 MO MD 3.1 7.3 WV

4.3 KY VA DE 8.7 6.1 7.5 CA 8.6 1.4 OK TN

5.0 8.4 NC DC 4.7 AR 5.7 AZ NM 5.6 4.6 4.2 SC

0.7 MS

GA 7.6 3.2 AL

TX LA 5.0 5.7 3. 0 4.6

FL

HI AK 3.6 Highest quintile 6.9 1.2 Fourth quintile Third quintile

U.S. Total = 6.7% Second quintile

Lowest quintile Source: Sou ce U.S. Department epa t e t o of Commerce Co e ce – bea.go gov,, real ea GDP 2005 chained dollars, 2012 advance and d 2009 – 2011 revised, 6/6/13

. . . . among the best in the nation .

Central West Michigan . . . .

Employment New or Expanding p g Businesses

2013 Announcements

Thousands Statewide Numbers

980 Up 7% since Projects 216

Investment $3.3B

Sep -09 229 Projects Jobs 21,608

$3 Billion 22K Jobs

955

50,000 , jobs

930

JR Automation

Alticor Magna Undercar 905 Challenge Center Pulverdryer

Dieomatic Dart Container Denso Getman Mol-Son 880 Martinre Summit Polymers

2003 2005 2007 2009 2011 2013

Source: http://www.michiganadvantage.org/Projects/ & http://milmi.org/

. . . . economy growing faster than many.

Ten-Year Capital Investment Plan . . . .

Clean Power Capacity Reliability Infrastructure

$3 Billion $2 Billion $3.5 Billion $4 Billion

Environmental New gas generation Consumers Smart Energy gy Gas distribution

Renewable energy Ludington Pumped Storage Main replacements Propane switching

Gas conversions Pipeline replacements Electric reliability Electric distribution

. . . . in customer projects (none “bet the Company”) represents 80% of $15 billion plan.

Capital Investment Plan . . . .

2013 – 2017 Plan Opportunity Level

Faster Smart Energy $10

< $7 Billion Pipe replacements

Pole replacements Billion More gas generation

Customer base rates <2% >4%

. . . . at sustainable and affordable pace, in low-risk, “bite size size” projects.

Capacity Needed . . . .

Installed Capacity Excl Classic 7 Classic 7

MW New Gas Plant Peak Demand with Reserve Marging 10,500,

9,500

8,500 Market Purchases

7,500 6,500 5,500

4,500

2013 2014 2015 2016 2017 2018

. . . . to meet reserve requirements .

New Gas Plant CON Filed . . . .

CON filed July 12th

Expected decision 2012 2013 2014 2015 2016 2017

within nine months

Reliability to be Air Permit Approved maintained for Submitted

July 25

customers

Capacity Certificate

needed to of

Filed 7/12 Approval

support future Necessity energy needs

Investment in Project

Award Major Full Notice Commercial Michigan to provide Contracts to Proceed Operation jobs and economic

benefits Investment (mils) $6 $106 $345 $253 $40

. . . . progress continues as spending ramps -up post approvals .

Near-Term Catalysts . . . .

Catalysts Progress

1. Constructive regulation New commissioner appointed, Sally Talberg

2. Rate cases Avoided electric and gas rate cases to 2015 test year 3. Cost of removal Tax order anticipated by October 1st 4. Securitization To be filed this fall 5. Gas plant CON CON filed 7/12, order by early April 2014 6. Capital investment 10-year visibility, $15 billion investment plan 7. Self-funded growth NOLs and tax credits avoid need for block equity

. . . . progress continues, more opportunities ahead.

Key Takeaways . . . .

EPS a Growth

$1.70

7%

+7% Growth

5% 5% -7% real growth

+7%

+8% Dividend growth in line with earnings

+12%

Gross operating cash flow

+4%4

up $0.1 billion per year

+12%

Actual EPS = 7% Transparent

+7%

+11% Yield ~4% Cost reductions

Low rates

Needed investment

Actual EPS = 8% Ten-year investment plan Yield ~3% 3% Constructive regulatory g y climate

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

. . . . distinguish CMS favorably with customers and owners.

APPENDIX

Ludington Upgrade to 2,200 MW . . . .

Increase capacity by 15%

Increase efficiency by 5%

Operate for 30 years before next major overhaul

$800 million total investment over 10 years

– $200 million upgrade

– $600 million maintenance

Consumers Energy share $400 million

. . . . underway .

Michigan Preparing . . . .

Energy Topics “Appendix A” Timeline 2013

Renewable energy Seven public forums, Jan-Apr Company submitted answers

Electric choice

May-Jun Analyze data

Energy efficiency

Draft reports, public

Sep -Nov

feedback

Additional areas

Length of cases, better process Nov Final reports Capacity for future energy needs

Governor makes policy

Future

recommendations

Source: michigan g .gov/energy

. . . . to improve on 2008 Law.

GAAP RECONCILIATION

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011	2012
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58	$1.42

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03	0.00	0.17
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)	(0.11)	(0.01)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*	(0.01)	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(	*)	(0.08)	0.08	(0.01)	(0.03)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45	$1.55
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-12 EPS